UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001-33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200
	Littleton, Colorado	80127
	(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	URG (NYSE American): URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

Ur-Energy Inc. (“Ur-Energy” or the “Company”) held its Annual General and Special Meeting of Shareholders (the “Meeting”) on June 5, 2025. At the Meeting, four proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement, filed April 25, 2025. As of April 9, 2025, the record date for the Meeting, a total of 364,819,260 shares of common stock, no par value (“Common Shares”), were outstanding and entitled to vote. In total, 253,397,610 Common Shares were present in person or represented by proxy at the Meeting, which represented 69.46% of the Common Shares outstanding and entitled to vote as of the record date.

Proposal No. 1 – Election of Directors. The shareholders elected all of the directors presented to the shareholders. For the election of directors, there were broker non-votes as set forth below.

Nominee	Votes For	%	Votes Against	%	Non-Votes
John W. Cash	199,991,205	96.40	7,478,665	3.60	45,927,740
Rob Chang	200,221,037	96.51	7,248,834	3.49	45,927,739
Elmer W. Dyke	200,316,730	96.55	7,153,141	3.45	45,927,739
Gary C. Huber	141,156,900	68.04	66,312,970	31.96	45,927,740
Thomas H. Parker	172,573,783	83.18	34,896,087	16.82	45,927,740
John Paul Pressey	173,915,718	83.83	33,554,153	16.17	45,927,739
Kathy E. Walker	173,488,741	83.62	33,981,130	16.38	45,927,739

Proposal No. 2 – Reappointment of BDO USA, P.C., as the independent auditors of the Company and authorization for the directors to fix the remuneration of the auditors. There were 10,000 broker non-votes on Proposal No. 2.

For	Withheld
239,267,577	14,120,033

Proposal No. 3 – Advisory (non-binding) vote regarding the compensation of the Company’s named executive officers. There were 45,917,741 broker non-votes on Proposal No. 3.

For	Against
197,702,629	9,777,240

Proposal No. 4 – Ratification, confirmation and approval of the renewal of the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”), and approval and authorization for a period of three years of all unallocated share units and shares issuable pursuant to the RSU&EI Plan. There were 45,927,740 broker non-votes on Proposal No. 4.

For(1)	Against
134,490,762	69,651,492
(1)	Excluding 3,327,616 common shares held by certain insiders and their affiliates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2025

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud

	Name:	Penne A. Goplerud
	Title:	Corporate Secretary and General Counsel